UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 20, 2020 (August 14, 2020)

Laureate Education, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38002	52-1492296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 South Exeter Street
Baltimore, MD 21202
(Address of principal executive offices, including zip code)

(410) 843-6100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.004 per share	LAUR	The NASDAQ Stock Market LLC
Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, on May 6, 2020, the executive leadership team of Laureate Education, Inc. (the “Company”) agreed to, and the Compensation Committee (the “Compensation Committee”) of the Company’s Board of Directors approved, voluntary, 90-day temporary base salary reductions. These reductions were instituted in light of the impact of the COVID-19 pandemic and became effective for the Company’s executive leadership team, including the Company’s named executive officers (“NEOs”), beginning on May 16, 2020. Eilif Serck-Hanssen, the Company’s President and Chief Executive Officer, agreed to a 20% temporary reduction in base salary, and each of the Company’s other NEOs agreed to a 15% temporary reduction in base salary. The Company’s executives who previously participated in the base salary reductions, including the currently employed NEOs, agreed to a 90-day extension to the temporary base salary reductions, and on August 14, 2020, the Compensation Committee approved such extensions, as well as any further extensions to the temporary salary reductions agreed upon by such executives.

In addition, on August 14, 2020, the Company’s Board of Directors approved an extension for the third quarter of 2020 to the previously reported voluntary 20% reduction in the amount of the cash board retainers payable to each non-employee director of the Company during the second quarter of 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUREATE EDUCATION, INC.

By:	/s/ Leslie S. Brush
Name:	Leslie S. Brush
Title:	Vice President, Assistant General Counsel and Secretary

Date: August 20, 2020

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